UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 25, 2006


                           ADVANCE TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


              NEVADA                        0-27175               95-4755369
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                              15 N. Longspur Drive
                            The Woodlands, TX, 77380
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 213-2143
               __________________________________________________
               Registrant's telephone number, including area code


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.


Advance Technologies Inc. reports an improvement in Enhanced Vision Systems sales for the first 6 months of 2006. The EVS sales of 52 units for the first six months of 2006 is +63% above last year. The increasing sales continued in 2006 with the second quarter of 2006 +125% increase over the previous quarter (the first quarter of 2006). These figures are based upon same-customer sales.

Advanced Technologies Inc. has been receiving sales credit from Kollsman Inc. since 2002 for EVS. The first 200 units sold were stipulated as "without royalties". The next 1,800 units will earn royalties as specified under the Kollsman license agreement. In that agreement, 63% of the royalty income on the first 210 units is applied to an "advance royalty" account. It is anticipated that payment in full of the "advance royalty" account will be achieved by the end of 2006 based upon most current sales levels.

The satisfying of the "Advance Royalty Account" will have the effect of increasing royalty earnings on subsequent EVS sales for Advance Technologies Inc. by 167% through increased margins on a same-sales basis.

This announcement contains certain forward-looking statements and information that are based on the beliefs of management as well as assumptions made by and information currently available to management. When used in this document, the words "anticipate," "believe," "estimate," "expect," "intend," "will," "plan," "should," "seek," and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of management regarding future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual actions or results may vary materially from those described herein as anticipated, believed, estimated, expected or intended.




                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated:  July 25, 2006               ADVANCE TECHNOLOGIES, INC.



                                           By: /s/ GARY E. BALL
                                           ________________________
                                                   Gary E. Ball
                                             President and Director


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